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                                                                   EXHIBIT 10.26

                              STATER BROS. MARKETS
                           STATER BROS. HOLDINGS INC.

                                 FIRST AMENDMENT
                               TO CREDIT AGREEMENT

            This FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of September 15, 2000 and entered into by and among STATER BROS. MARKETS, a California corporation ("BORROWER"), STATER BROS. HOLDINGS, INC., a Delaware corporation ("HOLDINGS"), the financial institutions listed on the signature pages hereof ("LENDERS") and BANK OF AMERICA, N.A., as administrative agent for Lenders ("ADMINISTRATIVE AGENT"), and Issuing Lender, and, for purposes of
Section 4 hereof, the Credit Support Party (as defined in Section 4 hereof) listed on the signature pages hereof, and is made with reference to that certain Credit Agreement dated as of August 6, 1999 (the "CREDIT AGREEMENT"), by and among Borrower, Holdings, Lenders, Administrative Agent, and Issuing Lender. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

            WHEREAS, Borrower, Holdings, Lenders and Issuing Lender desire to amend the Credit Agreement to (i) amend certain covenants, (ii) amend certain provisions relating to standby Letters of Credit, and (iii) make certain other amendments as set forth below:

            NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

            SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

            1.1 AMENDMENTS TO SECTION 1: DEFINITIONS AND ACCOUNTING TERMS

            A. Subsection 1.01 of the Credit Agreement is hereby amended by adding thereto the following definition, which shall be inserted in proper alphabetical order:

                        "`PERMITTED GUARANTY LEASE REPAYMENT LETTERS OF CREDIT'
            means standby Letters of Credit issued for the account of Borrower for the benefit of Texas Eastern Corporation (together with Petrolane Incorporated, its predecessor, `TEXAS EASTERN') in connection with the guaranty (collectively, the `TEXAS EASTERN GUARANTY') by Texas Eastern of the obligations of Borrower as lessee under (i) the Amended and Restated Subleases between Clipse Leasing Corp. and Borrower dated May 2, 1983 as amended for three (3) store properties (`JACLANE LEASES') and (ii) the Sublease between Borrower and Laguna Leasing Corp. dated


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            December 31, 1983 as amended for two (2) store properties (`CARLANE
            LEASES')."

            B. Subsection 1.01 of the Credit Agreement is hereby amended by deleting the definition of "Annualized" therefrom in its entirety and substituting the following therefor:

                        "`Annualized' means (i) with respect to the fiscal
            quarter of Borrower ending on or about the fourth Sunday in June, 2000, the applicable amount for such fiscal quarter multiplied by four, (ii) with respect to the fiscal quarter of Borrower ending on or about the fourth Sunday in September, 2000, the applicable amount for such fiscal quarter and the immediately preceding fiscal quarter multiplied by two, and (iii) with respect to the fiscal quarter of Borrower ending on or about the fourth Sunday in December, 2000, the applicable amount for such fiscal quarter and the immediately preceding two fiscal quarters multiplied by one and one-third."

            1.2 AMENDMENTS TO SECTION 2: THE COMMITMENTS AND EXTENSIONS OF
            CREDIT

            Subsection 2.04(a) of the Credit Agreement is hereby amended by (i) inserting at the end of the third sentence thereof the phrase "and (iii) securing payment of monetary losses suffered by Texas Eastern in the event Texas Eastern is required to make payments under the Texas Eastern Guaranty with respect to the Jaclane Leases and the Carlane Leases to the extent (and only to the extent) that such issuance is required by Texas Eastern; provided that such standby Letters of Credit shall not be issued prior to (a) the date on which all of the amounts held in escrow under that certain escrow agreement dated September 19, 1985 with First Interstate Bank of California as escrow agent (now Wells Fargo Bank) (which amount was approximately $12,911,000 as of June 25,
2000) shall have been released from escrow and returned to Borrower, (b) the date on which all of the guaranties of Texas Eastern guarantying the obligations of Borrower and its Subsidiaries under leases pursuant to which Borrower or one of its Subsidiaries is the lessee (other than the Jaclane Leases and the Carlane Leases) shall have been released, (c) or concurrently with the occurrence of the Closing (as defined in the Redemption Agreement dated as of November 27, 2000 between Borrower and Texas Eastern), and (d) the date on which Borrower shall have delivered a certificate certifying that the conditions set forth in clauses
(a), (b) and (c) have been satisfied," and (ii) inserting after the phrase "Permitted Workers Compensation Letters of Credit" appearing in the second clause (ii) of such subsection 2.04(a) the phrase "and Permitted Guaranty Lease Repayment Letters of Credit," and (iii) inserting at the end of subsection 2.04(a) of the Credit Agreement the following:

                        "(v) The Letter of Credit Usage in respect of all
            Permitted Guaranty Lease Repayment Letters of Credit shall not exceed $7,500,000."


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            1.3 AMENDMENTS TO SECTION 7: NEGATIVE COVENANTS

            A. Subsection 7.14(a) of the Credit Agreement is hereby amended by adding at the end thereof the following sentence:

                        "The parties hereto agree that the calculation of the
            financial covenant set forth in this subsection 7.14(a) (including without limitation the calculation of each of the components set forth in clauses (i), (ii), (v), (w), (x), (y), and (z)) will not in any way be affected by either the cancellation of the unsecured demand promissory note payable by Borrower to Holdings that was issued as a dividend on or about August 6, 1999, in the original principal amount of $50,000,000, or the cancellation of such dividends.

            B. Subsection 7.14(b) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting the following therefor:

                        "(b) CONSOLIDATED EBITDA.

                        Permit Consolidated EBITDA for any period set forth
            below to be less than the correlative amount indicated; provided that Consolidated EBITDA for the fiscal quarters ending on or before December 24, 2000 shall be measured on an Annualized basis:

                                                                        MINIMUM CONSOLIDATED
                PERIOD ENDING                                                  EBITDA
-----------------------------------------------------------------------------------------------
Fiscal Quarter Ending June 25, 2000                                          $75,000,000
Two Fiscal Quarters Ending September 24, 2000                                $75,000,000
Three Fiscal Quarters Ending on or about December 24, 2000                   $75,000,000
Each Four Fiscal Quarter Period Ending after December 24, 2000               $75,000,000"

            1.4 AMENDMENTS TO SECTION 8: HOLDINGS COVENANTS

            Subsection 8.06 of the Credit Agreement is hereby amended by adding at the end thereof the phrase "or Permitted Guaranty Lease Repayment Letters of Credit."

            SECTION 2. CONDITIONS TO EFFECTIVENESS

            Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "FIRST AMENDMENT EFFECTIVE DATE"):


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            A. On or before the First Amendment Effective Date, Borrower and
Holdings shall deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the First Amendment Effective Date:

                        1. A good standing certificate from the Secretary of
            State of the state of incorporation of such Borrower Party, each dated a recent date prior to the First Amendment Effective Date;

                        2. A certificate of each Borrower Party's corporate
            secretary or an assistant secretary (i) certifying that its Organizational Documents and its Bylaws have not been amended or otherwise modified in any manner since August 6, 1999, (ii) certifying that the resolutions of its Board of Directors attached thereto approving and authorizing the execution, delivery and performance of this Amendment is in full force and effect without modification or amendment, and (iii) setting forth the signature and incumbency certificates of its officers executing this Amendment; and

                        3. Executed copies of this Amendment executed by
            Borrower, Holdings, Development, and Requisite Lenders.

            B. On or before the First Amendment Effective Date, Borrower shall have paid to Administrative Agent and Lenders an amendment and waiver fee of $100,000 in the aggregate.

            C. On or before the First Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

            SECTION 3. REPRESENTATIONS AND WARRANTIES

            In order to induce Lenders and Issuing Lender to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each of Borrower and Holdings represents and warrants to each Lender and Issuing Lender that the following statements are true, correct and complete:

            A. EXISTENCE AND QUALIFICATION; POWER; COMPLIANCE WITH LAWS. Each Borrower Party is a corporation duly organized or formed, validly existing and in good standing under the Laws of the state of its incorporation or organization, has the power and authority and the legal right to own and operate its properties, to lease the properties it operates and to conduct its business, is duly qualified and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, and is in compliance with all Laws except to the extent that noncompliance does not have a Material Adverse Effect.


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            B. POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. Each Borrower
Party has the power and authority and the legal right to make, deliver and perform this Amendment and, in the case of Holdings and Borrower, to perform its obligations under the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT"), and has taken all necessary action to authorize the execution, delivery and performance of this Amendment and to authorize the performance under the Amended Agreement. No consent or authorization of, filing with, or other act by or in respect of any Governmental Authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment or the Amended Agreement. This Amendment has been duly executed and delivered by each Borrower Party, and this Amendment and the Amended Agreement constitute a legal, valid and binding obligation of each Borrower Party party thereto, enforceable against each Borrower Party party thereto in accordance with their respective terms.

            C. NO LEGAL BAR.

            The execution, delivery, and performance by each Borrower Party of this Amendment and the performance by each Borrower Party party thereto of the Amended Agreement and compliance with the provisions hereof and thereof have been duly authorized by all requisite action on the part of such Borrower Party and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) any Organization Documents of such Borrower Party or any of its Subsidiaries, (ii) any applicable Laws, rules, or regulations or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (iii) any Contractual Obligation of such Borrower Party or any of its Subsidiaries or by which any of them or any of their property is bound or subject, (b) constitute a default under any such agreement or instrument, (c) result in, or require, the creation or imposition of any Lien on any of the properties of such Borrower Party or any of its Subsidiaries, or
(d) require any approval of stockholders or any approval or consent of any Person of any Contractual Obligation of any Borrower Party.

            D. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

            E. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

            SECTION 4. ACKNOWLEDGEMENT AND CONSENT

            Development is a party to the Development Guaranty, as amended through the First Amendment Effective Date, pursuant to which Development has guaranteed the Obligations. Development is referred to herein as the "CREDIT SUPPORT PARTY," and the Development Guaranty is referred to herein as the "CREDIT SUPPORT DOCUMENT."


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            The Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. The Credit Support Party hereby confirms that the Credit Support Document to which it is a party or otherwise bound will continue to guaranty, to the fullest extent possible the payment and performance of all Guarantied Obligations (as such term is defined in the Credit Support Document), including without limitation the payment and performance of all such Guarantied Obligations in respect of the Obligations of Borrower and Holdings now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

            The Credit Support Party acknowledges and agrees that the Credit Support Document to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. The Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Document to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

            The Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, the Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of the Credit Support Party to any future amendments to the Credit Agreement.

            SECTION 5. MISCELLANEOUS

            A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

            (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

            (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

            (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent, any


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            Lender or the Issuing Lender under, the Credit Agreement or any of the other Loan Documents.

            B. FEES AND EXPENSES. Borrower acknowledges that all costs, fees and expenses as described in subsection 11.03 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

            C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

            D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (INCLUDING WITHOUT LIMITATION SECTION 1646.5 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

            E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by
Section 2 hereof) shall become effective upon the execution of a counterpart hereof by Borrower, Holdings, Requisite Lenders and the Credit Support Party and receipt by Borrower and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank]


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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                     STATER BROS. MARKETS

                                     By:_____________________________________
                                     Title:__________________________________

                                     STATER BROS. HOLDINGS, INC.


                                     By:_____________________________________
                                     Title:__________________________________

                                     STATER BROS. DEVELOPMENT, INC. (for
                                     purposes of Section 4) as a Credit Support
                                     Party

                                     By:_____________________________________
                                     Title:__________________________________

                                     BANK OF AMERICA, N.A., as Administrative
                                     Agent


                                     By:_____________________________________
                                     Title:__________________________________

                                     BANK OF AMERICA, N.A., as Issuing Lender and a Lender


                                     By:_____________________________________
                                     Title:__________________________________


                                      S-2